EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK OF

SIMTEK CORPORATION

PURSUANT TO THE OFFER TO PURCHASE

DATED AUGUST 15, 2008 OF

COPPER ACQUISITION CORPORATION

A WHOLLY-OWNED SUBSIDIARY OF

CYPRESS SEMICONDUCTOR CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON SEPTEMBER 12, 2008, UNLESS THE OFFER IS EXTENDED

PURSUANT TO THE MERGER AGREEMENT.

The Depositary for the Offer to Purchase is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS AND TELEPHONE NUMBER AS SET FORTH UNDER INSTRUCTION 10.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY.

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s), if applicable)	Share(s) Tendered (Attach additional list if necessary)
	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)(2)	Number of Shares Tendered(3)

Total Shares

(1)    Need not be completed by stockholders tendering by book-entry transfer.

(2)    If certificate(s) held by the registered holder are dated prior to October 5, 2006 or otherwise indicate that Simtek Corporation is incorporated under the State of Colorado, share numbers on such certificate(s) may not reflect the one for ten reverse stock split which was effective on October 5, 2006. Consideration will be paid based on the number of shares that such certificate represents after the stock split.

(3)    Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

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This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company, pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Holders of outstanding shares of common stock, par value $0.0001 per share, of Simtek Corporation (the “Shares”), whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 to this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery	, 2008

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

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Ladies and Gentlemen:

The undersigned hereby tenders to Copper Acquisition Corporation, a Delaware corporation (the “Purchaser”) and wholly-owned subsidiary of Cypress Semiconductor Corporation, a Delaware corporation (“Parent”), the above-described shares of common stock, par value $0.0001 per share (the “Shares”), of Simtek Corporation, a Delaware corporation (the “Company”), pursuant to the Purchaser’s offer to purchase all outstanding Shares at $2.60 per Share, net to the seller in cash without interest thereon, less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 15, 2008 (which, together with any amendments and supplements thereto, collectively constitute the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements thereto and the Offer to Purchase, collectively constitute the “Offer”). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of August 1, 2008, by and among the Purchaser, Parent and the Company (as it may be amended from time to time, the “Merger Agreement”). The Offer expires at 12:00 Midnight, New York City time, on Friday, September 12, 2008 unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment) and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 15, 2008) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints the Board of Directors of the Purchaser, or any of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting, consent and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 15, 2008), at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 15, 2008) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of the Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and any certificates for the Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of the Shares purchased (less the amount of any United States federal income and backup withholding tax required to be withheld) or certificates for the Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue    ☐    check    ☐    certificates to:

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification Number or Social Security Number)

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SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of the Shares purchased (less the amount of any United States federal income and backup withholding tax required to be withheld) or certificates for the Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail ☐ check ☐ certificates to:

Name
(Please Print)

Address

(Zip Code)

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IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete Substitute Form W-9 included herein)

(Signature(s) of Owner(s))

Name(s)
(Please Print)

Capacity (Full Title)
(See Instructions)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number
(See Instruction 8)

Dated:	, 2008

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

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GUARANTEE OF SIGNATURE(S)

(If required; see Instructions 1 and 5)

(For use by Eligible Institutions only.

Place medallion guarantee in space below)

Name of Firm

Address

(Zip Code)

Authorized Signature

Name

(Please Print)

Area Code and Telephone Number

Dated	, 2008

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SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No.—For All Accounts
	Enter your taxpayer identification number. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employee Identification Number	Part II For Payees Exempt From Backup Withholding, check here (see enclosed Guidelines) ☐ Exempt

Part III Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Signature		Date , 2008

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Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner

for United States Tax Withholding

▶  Section references are to the Internal Revenue Code.     ▶  See separate instructions.

▶  Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: Instead, use Form:

•	A U.S. citizen or other U.S. person, including a resident alien individual W-9
•	A person claiming that income effectively connected with the conduct of a trade or business in the United StatesW-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)W-8ECI or W-8IMY
•

A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895 or 1443(b) (see instructions) W-8ECI or W-8EXP

Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.

•	A person acting as an intermediaryW-8IMY

Note: See instructions for additional exceptions.

Part I.	Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner	2 Country of incorporation or organization

3	Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
	☐ Grantor trust ☐ Central bank of issue	☐ Complex trust ☐ Tax-exempt organization	☐ Estate ☐ Private foundation	☐ Government	☐ International organization

4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
5 Mailing address (if different from above)
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN	7 Foreign tax identifying number, if any (optional)
8 Reference number(s) (see instructions)

Part II.	Claim of Tax Treaty Benefits (if applicable)

  9    I certify that (check all that apply):

a	☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c	☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d	☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e	☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10    Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article  of the treaty identified on line 9a above to claim a  % rate of withholding on (specify type of income):

Explain the reasons the beneficial owner meets the terms of the treaty article:

Part III.	Notional Principal Contracts

11  ☐  I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a    trade or business in the United States. I agree to update this statement as required.

Part IV.	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

•	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.
•	The beneficial owner is not a U.S. person.
•

The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

•	For the broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.			Cat. No. 25047Z Form W-8BEN (Rev. 2-2006)

NOTE	FAILURE TO COMPLETE AND RETURN THE FORM W-9 OR THE FORM W-8BEN, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND INSTRUCTIONS FOR REQUESTOR OF FORMS W-8BEN, W-8ECI, W-8EXP, AND W-8IMY FOR ADDITIONAL DETAILS.

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith and such holder(s) has not completed the box entitled “Special Payment Instructions” on this Letter of Transmittal, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date; and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of the Shares and all other required documents, including through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. If certificates for the Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of the Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers; Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9 or Form W-8BEN. Under the United States federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 OR Form W-8BEN (or other Form W-8, if applicable), as applicable, set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States tax withholdings, or such other Form W-8 as may be applicable, to the Depositary. A Form W-8BEN is enclosed. Other Form W-8’s may be obtained by contacting the Transfer Agent or from www.irs.gov. The applicable Form W-8 should be completed, signed and returned to the Transfer Agent with this Letter of Transmittal. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or applicable Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 or Form W-8BEN may result in backup withholding of 28% of any payments made to such a person failing to return a completed Substitute Form W-9 or applicable Form W-8 pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or the Instructions for the Requestor of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY for additional details.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company’s Transfer Agent, Continental Stock, immediately by calling (212) 509-4000 x531. The Transfer Agent will provide such stockholder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to give the Purchaser a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Depository at their respective addresses or telephone numbers set forth below and on page 1.

The Information Agent for the Offer is:

199 Water Street—26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (800) 368-7305

The Depository for the Offer is: